Exhibit 10.1

                      EIGHTH AMENDMENT TO CREDIT AGREEMENT

         THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT (the "Amendment") is made and entered into as of the 26th day of December 2003, by and among MILLER INDUSTRIES, INC., a Tennessee corporation ("Parent"), each of the other Subsidiaries of Parent listed on the signature pages hereof (together with Parent, collectively, "Borrowers"), the Lenders whose signatures appear on the signature pages hereof (the "Lenders"), THE CIT GROUP/BUSINESS CREDIT, INC., as Collateral Agent, and BANK OF AMERICA, N.A., as Administrative Agent, Syndication Agent, Existing Title Collateral Agent and Letter of Credit Issuer (in such capacities, together with the Collateral Agent, the "Agents").

                              W I T N E S S E T H:
                               -------------------

         WHEREAS, Borrower, the Lenders and the Agents entered into that certain Credit Agreement, dated as of July 23, 2001, pursuant to which the Lenders agreed to make certain loans to Borrowers (as amended, modified, supplemented and restated from time to time, the "Credit Agreement"); and

         WHEREAS, Borrowers, Lenders and Agents desire to amend the Credit Agreement by terminating the Commitments of Bank of America, N.A. ("Bank of America") and Fleet Capital Corporation ("Fleet") as lenders thereunder and to release Bank of America as Administrative Agent, Syndication Agent, Existing Title Collateral Agent and Letter of Credit Issuer.

         NOW, THEREFORE, in consideration of the foregoing promises, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINITIONS. All capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the Credit Agreement.

         2. AMENDMENTS TO CREDIT AGREEMENT.

                  (a) Annex A to the Credit Agreement shall be amended by:

                           (i) amending the definition of Administrative Agent
by deleting the name "Bank of America" and inserting in lieu thereof the name "CIT".

                           (ii) amending the definition of Existing Titled
Collateral Agent by deleting the name "Bank of America" and inserting in lieu thereof the name "CIT".

                           (iii) amending the definition of Letter of Credit
Issuer by deleting the text thereof in its entirety and replacing it with the following: means any Affiliate of CIT that issues any Letter of credit pursuant to this Agreement.

                           (iv) amending the definition of Syndication Agent by
deleting the name "Bank of America" and inserting in lieu thereof the name
"CIT".

                  (b) adding thereto, in the appropriate place based on alphabetical order, the following new defined terms:

         "EIGHTH AMENDMENT" means that certain "Eighth Amendment to Credit Agreement" by and among the Borrowers, Lenders, and Agents, as identified therein, effective as of the Eighth Amendment Effective Date.

         "EIGHTH AMENDMENT EFFECTIVE DATE" means December 26, 2003.

                  (c) The introductory paragraph of the Credit Agreement shall be amended by deleting the text thereof in its entirety and inserting in lieu thereof the following text:

         This Credit Agreement, dated as of July 23, 2001, (this "AGREEMENT") among the financial institutions from time to time parties hereto (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "LENDER" and collectively as the "LENDERS"), The CIT Group/Business Credit, Inc., as collateral agent, administrative agent, syndication agent, existing titled collateral agent and as Letter of Credit Issuer ("AGENT" sometimes also referred to herein as "AGENTS"), and Miller Industries, Inc., a Tennessee corporation ("PARENT"), and each of the other Miller Borrowers and Road One Borrowers, as such terms are hereafter defined (Parent and the other Miller Borrowers and Road One Borrowers, collectively, "BORROWERS", and, individually, a "BORROWER").

                  (d) Section 1.2(b)(3) of the Credit Agreement shall be amended by deleting the text thereof in its entirety and in lieu thereof inserting the following place-holder: "[Intentionally Reserved]".

                  (e) Section 1.4(h) of the Credit Agreement shall be amended by deleting the second sentence thereof in its entirety.

                  (f) Schedule 1.1 to the Credit Agreement shall be amended and restated in the form attached hereto.

                  (g) The Credit Agreement shall be amended by replacing all references to Bank of America as Existing Titled Collateral Agent, Administrative Agent and Syndication Agent with references to CIT as Existing Titled Collateral Agent, Administrative Agent and Syndication Agent.

         3. The Borrowers, Lenders and Agents acknowledge and agree that as of the date hereof, (i) the respective Commitments of Bank of America and Fleet shall terminate, (iii) each of Bank of America and Fleet shall relinquish its rights as a Lender under the Credit Agreement (other than any rights Bank of America and Fleet may have as a Lender under subsection 13.11 of the Credit Agreement), including, without limitation the right to payment of any portion of the Waiver and Forbearance Fee and the Contingent Payment Fee (as defined in the Forbearance Agreement, dated as of October 31, 2003, entered into by and among the Agents, Lenders and

Borrowers (the "Forbearance Agreement")); (iv) each of Bank of America and Fleet shall be released from its obligations as a Lender under the Credit Agreement (including, without limitation, any obligations relating to letters of credit outstanding as of the date hereof) and any related loan documents and shall cease to be a party thereto, and (v) Bank of America shall be released from its obligations as administrative agent, syndication agent, existing titled collateral agent and letter of credit issuer under the Credit Agreement. In addition, Borrowers agree to pay to the Agent, for distribution among Bank of America, Fleet and CIT, based on the each party's commitment percentage immediately prior to the effectiveness of this Amendment, any and all interest, unused line fees and letter of credit fees accrued up to and including the Eighth Amendment Effective Date which are due to the Lenders pursuant to Article 2 of the Credit Agreement.

         4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF BORROWERS. To induce Agents and Lenders to enter into this Amendment, each Borrower hereby represents, warrants and covenants to Agents and Lenders that:

                  (a) as of the date hereof, and after giving effect to the terms hereof, there exists no Default or Event of Default under the Credit Agreement or any of the other Loan Documents, except (i) Existing Defaults (as defined in the Forbearance Agreement) and (ii) the Event of Default resulting from Borrowers' breach of Section 7.13 of the Credit Agreement by the incurrence of debt to Mr. Bill Miller in the amount of $150,000 in connection with the payment of a certain expense deposit to General Electric Capital Corporation;

                  (b) each representation and warranty made or deemed to be made in this Amendment and in the Loan Documents is true and correct in all material respects on and as of the date of this Amendment (except to the extent that any such representation or warranty relates to a prior specific date or period and except for any representation or warranty that is untrue as a result of the occurrence or continuance of any of the Existing Defaults as defined in the Forbearance Agreement) and Borrowers hereby reaffirm each of the agreements, covenants and undertakings set forth in the Loan Documents and in each and every other agreement, instrument and other document executed in connection therewith or pursuant thereto as if Borrowers were making said agreements, covenants and undertakings on the date hereof;

                  (c) each Borrower has the power and is duly authorized to enter into, deliver and perform this Amendment; and

                  (d) this Amendment and each of the Loan Documents is the legal, valid and binding obligation of each Borrower enforceable against it in accordance with its terms.

                  (e) (i) each Borrower's obligations relating to the Letters of Credit issued by Bank of America under the Credit Agreement, including reimbursement for payments by Bank of America on the Letters of Credit and all fees, expenses, indemnification and other obligations of the Borrower relating thereto (collectively, "Bank of America

          Obligations"), shall remain in full force and effect, notwithstanding termination of Bank of America's Commitment hereunder, and (ii) concurrently with Bank of America's execution of this Amendment, the Borrowers are delivering to Bank of America, and hereby pledge to Bank of America, cash collateral (the "Cash Collateral"), for the benefit of Collateral Agent, Bank of America, and Lenders, to secure the Obligations and the Bank of America Obligations, in an amount equal to 103% of the stated amount of such Letters of Credit; and

                  (f) each Borrower acknowledges and agrees that it has no actual or potential claim or cause of action against any of the Agents or Lenders relating to any actions or events occurring on or before the date hereof, and hereby waives and releases any right to assert the same.

         5. CASH COLLATERAL. Each of the parties hereto acknowledges and agrees that the security interest of Collateral Agent in the Cash Collateral is subordinate to Bank of America's liens in and to the Cash Collateral. With respect to each Letter of Credit, the Cash Collateral securing such Letter of Credit (to the extent not used to reimburse Bank of America for draws on the applicable Letter of Credit, or any fees and expenses directly related thereto) will be released to the Collateral Agent upon receipt by Bank of America of (a) the original of such Letter of Credit, or (b) confirmation from the beneficiary thereof, reasonably satisfactory to Bank of America, that such Letter of Credit has been terminated.

         6. MISCELLANEOUS. Each of the Borrowers agrees to take such further action as the Agents shall reasonably request in connection herewith to evidence the agreements herein contained. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. The Credit Agreement, as amended hereby, shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto. This Amendment shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Georgia, but without giving effect to principles of conflicts of laws thereof. This Amendment may not be modified, altered or amended except by agreement in writing signed by all of the parties hereto. Each Borrower acknowledges that it has consulted with counsel and with such other expert advisors as it deemed necessary in connection with the negotiation, execution and delivery of this Amendment. This Amendment shall be construed without regard to any presumption or rule requiring that it be construed against the party causing this Amendment or any part hereof to be drafted.

                            [signature pages follow]

         IN WITNESS WHEREOF, Borrowers, the Agents and the Lenders have caused this Agreement to be duly executed, all as of the date first above written.

                                    "PARENT"

                                    MILLER INDUSTRIES, INC.


                                    By:/s/ J. Vincent Mish
                                       J. Vincent Mish
                                       Chief Financial Officer


                                    "SUBSIDIARY MILLER BORROWERS"

                                    APACO, INC.
                                    B&B ASSOCIATED INDUSTRIES, INC.
                                    CHEVRON, INC.
                                    CENTURY HOLDINGS, INC.
                                    CHAMPION CARRIER CORPORATION
                                    COMPETITION WHEELIFT, INC.
                                    GOLDEN WEST TOWING EQUIPMENT INC.
                                    KING AUTOMOTIVE & INDUSTRIAL
                                       EQUIPMENT, INC.
                                    MID AMERICA WRECKER & EQUIPMENT
                                    SALES, INC. OF COLORADO
                                    MILLER FINANCIAL SERVICES GROUP,
                                       INC.
                                    MILLER/GREENEVILLE, INC.
                                    MILLER INDUSTRIES DISTRIBUTING, INC.
                                    MILLER INDUSTRIES INTERNATIONAL,
                                       INC.
                                    MILLER INDUSTRIES TOWING
                                       EQUIPMENT INC.
                                       PURPOSE, INC.
                                    SONOMA CIRCUITS, INC.
                                    SOUTHERN WRECKER CENTER, INC.
                                    SOUTHERN WRECKER SALES, INC.


                                    By:/s/ J. Vincent Mish
                                       -------------------------------
                                    J. Vincent Mish
                                    Vice President and Attorney-in-Fact of each
                                    entity listed above

                                    "SUBSIDIARY ROADONE BORROWERS"

                                     AETEX, INC., F/K/A A-EXCELLENCE
                                        TOWING CO.
                                     ALL AMERICAN TOWING SERVICES,
                                        INC.
                                     B-G TOWING, INC.
                                     BEAR TRANSPORTATION, INC.
                                     BTRCX, INC. F/K/A BERT'S TOWING
                                        RECOVERY CORPORATION
                                     BBSX, INC. F/K/A BOB BOLIN SERVICES,
                                        INC.
                                     BASIEX, INC. F/K/A BOB'S AUTO SERVICE,
                                        INC.
                                     BTRX, INC.
                                     BVSWS, INC. F/K/A BOB VINCENT AND SONS
                                        WRECKER SERVICE, INC.
                                     CAL WEST TOWING, INC.
                                     CBTX, INC., F/K/ACEDAR BLUFF 24 HOUR
                                        TOWING, INC.
                                     CCASX, INC.
                                     CEX, INC., F/K/A CHAD'S INC.
                                     CVDC, F/K/A CLEVELAND VEHICLE
                                        DETENTION CENTER, INC.
                                     D.A. HANELINE, INC.
                                     DVREX, INC.
                                     DOLLAR ENTERPRISES, INC.
                                     DSX, INC., F/K/A DUGGER'S SERVICES, INC.
                                     GMAR, INC., F/K/A GOOD MECHANIC AUTO
                                        CO. OF RICHFIELD, INC.
                                     GREAT AMERICA TOWING, INC.
                                     GREG'S TOWING, INC.
                                     HTX, INC.
                                     LTSX, INC., F/K/A LAZER TOW SERVICES, INC.
                                     LASX, INC.
                                     LWKR, INC.
                                     MAEJO, INC.
                                     MEL'S ACQUISITION CORP.
                                     MGEX, INC.
                                     MSTEX, INC.
                                     MTSX INC.
                                     MURPHY'S TOWING, INC.

                                     P.A.T., INC.
                                     PEX, INC., F/K/A/ PIPES ENTERPRISES,INC.
                                     RMA ACQUISITION CORP.
                                     RRIC ACQUISITION CORP.
                                     RSX, INC., F/K/A RECOVERY SERVICES,
                                        INC.
                                     ROAD ONE, INC.
                                     ROADONE EMPLOYEE SERVICES, INC.
                                     ROAD ONE INSURANCE SERVICES, INC.
                                     ROAD ONE SERVICE, INC.
                                     ROAD ONE SPECIALIZED TRANSPORTATION, INC.
                                     ROADONE TRANSPORTATION AND LOGISTICS, INC.
                                     R.M.W.S., INC.
                                     SWSX, INC. (F/K/A SUBURBAN WRECKER SERVICE,
                                        INC.)
                                     TEXAS TOWING CORPORATION
                                     TPCTH, INC.
                                     TREASURE COAST TOWING, INC.
                                     TREASURE COAST TOWING OF MARTIN COUNTY,
                                         INC.
                                     TSSC, INC., F/K/A TRUCK SALES & SALVAGE
                                        CO., INC.
                                     TWSX, INC.
                                     WSX, INC., F/K/A WES'S SERVICE
                                        INCORPORATED
                                     WTX, INC. (F/K/A WILTSE TOWING, INC.)
                                     WTC, INC.
                                     WTEX, INC.
                                     ZTRX, INC., F/K/A ZEHNER TOWING &
                                        RECOVERY, INC.


                                     By:   J. Vincent Mish
                                         --------------------------------------
                                         J. Vincent Mish
                                         Vice President and Attorney-in-Fact
                                         of each entity listed above

                    [Signatures Continue on Following Pages]

                                     "ADMINISTRATIVE AGENT, SYNDICATION
                                     AGENT AND EXISTING TITLED
                                     COLLATERAL AGENT"

                                     BANK OF AMERICA, N.A., as the
                                     Administrative Agent, Syndication Agent
                                     and Existing Titled Collateral Agent

                                     By:     /s/ Sherry Lail
                                             -----------------------------------
                                     Name:   Sherry Lail
                                             -----------------------------------
                                     Title:    Senior Vice President
                                             -----------------------------------

                                     "LETTER OF CREDIT ISSUER"

                                     BANK OF AMERICA, N.A., as the Letter of
                                     Credit Issuer


                                     By:     /s/ Sherry Lail
                                             -----------------------------------
                                     Name:   Sherry Lail
                                             -----------------------------------
                                     Title:    Senior Vice President
                                             -----------------------------------

                                     "COLLATERAL AGENT"

                                     THE CIT GROUP/BUSINESS CREDIT, INC., as
                                     the Collateral Agent


                                     By:       /s/ Kenneth B. Butler
                                             -----------------------------------
                                     Name:     Kenneth B. Butler
                                             -----------------------------------
                                     Title:    Vice President
                                             -----------------------------------

                     [Signatures Continue on Following Page]

                                     "LENDERS"

                                     BANK OF AMERICA, N.A., as a Lender


                                     By:     /s/ Sherry Lail
                                             -----------------------------------
                                     Name:   Sherry Lail
                                             -----------------------------------
                                     Title:    Senior Vice President
                                             -----------------------------------

                                     THE CIT GROUP/BUSINESS CREDIT, INC.,
                                     as a Lender


                                     By:       /s/ Kenneth B. Butler
                                             -----------------------------------
                                     Name:     Kenneth B. Butler
                                             -----------------------------------
                                     Title:    Vice President
                                             -----------------------------------


                                     FLEET CAPITAL CORPORATION, as a Lender


                                     By:      /s/ Wes Manus
                                             -----------------------------------
                                     Name:    Wes Manus
                                             -----------------------------------
                                     Title:   Vice President
                                             -----------------------------------